EXHIBIT 10.38

EXECUTION VERSION

SECURITY AGREEMENT SUPPLEMENT

February 5, 2008

Bank of America, N.A., as Administrative Agent for

the Secured Parties referred to in the

Revolving Credit Agreement referred to below

Agency Management

100 Federal Street

MA5-100-11-02

Boston, MA 02110

Attention: William Faidell

Telephone: (617) 434-2456

Telecopier: (617) 790-1358

Electronic Mail: william.j.faidell@bankofamerica.com

MSC-Medical Services Company

Ladies and Gentlemen:

Reference is made to (i) the Revolving Credit Agreement dated as of March 31, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Revolving Credit Agreement”), among MSC-Medical Services Company (as the surviving entity of the Merger), a Florida corporation, as the Borrower, the Lenders party thereto, Bank of America, N.A., as administrative agent (together with any successor Administrative Agent appointed pursuant to Article XI of the Revolving Credit Agreement, the “Administrative Agent”) and L/C Issuer, and (ii) the Security Agreement dated March 31, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Security Agreement”) made by the Grantors from time to time party thereto in favor of the Administrative Agent for the Secured Parties. Terms defined in the Revolving Credit Agreement or the Security Agreement and not otherwise defined herein are used herein as defined in the Revolving Credit Agreement or the Security Agreement.

SECTION 1. Grant of Security. The undersigned hereby grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in and to the following, in each case whether now owned or hereafter acquired by the undersigned, wherever located and whether now or hereafter existing or arising (collectively, the undersigned’s “Collateral”): all Equipment, Inventory, Receivables, Related Contracts, Security Collateral (including, without limitation, the shares of stock and other Equity Interests set forth on Part I of Schedule I hereto, the indebtedness set forth on Part II of Schedule I hereto and the securities and securities/deposit accounts set forth on Schedule II hereto), Agreement Collateral (including, without limitation, each of the agreements listed on Schedule III hereto), Account Collateral (including, without limitation, the deposit accounts set forth on Schedule IV hereto), Intellectual Property Collateral, Commercial Tort Claims Collateral (including, without limitation, the commercial tort claims described in Schedule V hereto), all books and records (including, without limitation, subject to applicable law, customer lists, credit files, printouts and other computer output materials and records) of the undersigned pertaining to any of the undersigned’s Collateral, and all proceeds of, collateral for, income, royalties and other payments now or hereafter due and payable with respect to, and supporting obligations relating to, any and all of the undersigned’s Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in this Section 1) and, to the extent not otherwise included, all (A) payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, and (B) cash.

Notwithstanding the foregoing provisions of this Section 1, in no event shall the security interest granted hereunder attach to any contract, license, permit or franchise to which the undersigned is a party or any of its rights or interests thereunder, or any property or assets subject to any contract, license, permit or franchise, if and for so long as the grant of such security interest shall constitute or result in (x) the abandonment, invalidation or unenforceability of any right, title or interest of the undersigned therein or (y) a breach or termination pursuant to the terms of, or a default under, any such contract, license, permit or franchise, except, in each case, to the extent that any such term would be rendered ineffective pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other applicable law or principles of equity; provided, that notwithstanding the foregoing, such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and, to the extent severable, shall attach immediately to any portion of such contract, license, permit or franchise, or property subject thereto, that does not result in any of the consequences specified in clause (x) or (y) above.

SECTION 2. Security for Obligations. The grant of a security interest in the Collateral by the undersigned under this Security Agreement Supplement and the Security Agreement secures the payment of all Obligations of the undersigned now or hereafter existing under or in respect of the Loan Documents, whether direct or indirect, absolute or contingent, and whether for principal, reimbursement obligations, interest, premiums, penalties, fees, indemnifications, contract causes of action, costs, expenses or otherwise. Without limiting the generality of the foregoing, this Security Agreement Supplement and the Security Agreement secures the payment of all amounts that constitute part of the Secured Obligations and that would be owed by the undersigned to any Secured Party under the Loan Documents but for the fact that such Secured Obligations are deemed unenforceable by the judgment, decree or similar order of a bankruptcy court with respect to a bankruptcy, reorganization or similar proceeding involving a Loan Party.

SECTION 3. Representations and Warranties. (a) The undersigned’s exact legal name, location, chief executive office, type of organization, jurisdiction of organization and organizational identification number is set forth in Schedule VI hereto. The undersigned has no trade names other than as listed on Schedule VI hereto. Within the five years preceding the date hereof, the undersigned has not changed its name, location, chief executive office, type of organization, jurisdiction of organization or organizational identification number from those set forth in Schedule VI hereto except as set forth in Schedule VII hereto.

(b) All of the Equipment and Inventory of the undersigned are located at the places specified therefor in Schedule VIII hereto.

(c) The undersigned is not a beneficiary or assignee under any letter of credit, other than the letters of credit described in Schedule IX hereto.

(d) The undersigned hereby makes each other representation and warranty set forth in Section 8 of the Security Agreement with respect to itself and the Collateral granted by it.

SECTION 4. Obligations Under the Security Agreement. The undersigned hereby agrees, as of the date first above written, to be bound as a Grantor by all of the terms and provisions of the Security Agreement to the same extent as each of the other Grantors. The undersigned further agrees, as of the date first above written, that each reference in the Security Agreement to an “Additional Grantor” or a “Grantor” shall also mean and be a reference to the undersigned, that each reference to the “Collateral” or any part thereof shall also mean and be a reference to the undersigned’s Collateral or part thereof, as the case may be, and that each reference in the Security Agreement to a Schedule shall also mean and be a reference to the schedules attached hereto.

[continued on following page]

SECTION 5. Governing Law. This Security Agreement Supplement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

ZONECAREUSA DME, LLC

By:	/s/ Adam Doctoroff
Name:	Adam Doctoroff
Title:	Vice President

Address for notices:

MSC – Signature Page to Security Agreement Supplement

Schedule I

Part I: Equity Interests

None.

Part II: Indebtedness

None.

MSC – Schedules to Security Agreement Supplement

Schedule II

Securities and Securities/Deposit Accounts

None.

MSC – Schedules to Security Agreement Supplement

Schedule III

Agreement Collateral

None

Schedule IV

Account Collateral – Deposit Accounts

None.

MSC – Schedules to Security Agreement Supplement

Schedule V

Commercial Tort Claims

None.

MSC – Schedules to Security Agreement Supplement

Schedule VI

Legal Name, Location, Chief Executive Office, Type of Organization, Jurisdiction of

Organization, Organizational Identification Number, Trade Names

Legal Name:	ZoneCareUSA DME, LLC

Location:	223 N.E. 5th Avenue
Delray Beach, FL 33483

Chief Executive Office:	223 N.E. 5th Avenue
Delray Beach, FL 33483

Type of Organization:	Limited Liability Company

Jurisdiction:	Florida

State ID No.	L04000090654

FEIN:	20-2209255

Trade Names:	None

MSC – Schedules to Security Agreement Supplement

Schedule VII

Changes to Legal Name, Location, Chief Executive Office, Type of Organization, Jurisdiction of

Organization, Organizational Identification Number

None.

MSC – Schedules to Security Agreement Supplement

Schedule VIII

Location of Equipment and Inventory

None.

MSC – Schedules to Security Agreement Supplement

Schedule IX

Letters of Credit

None.

MSC – Schedules to Security Agreement Supplement

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